Investor Presentation October 2008 China Water & Drinks, Inc. Exhibit 99.1

This is a presentation of Heckmann Corporation (“Heckmann”) to investors on October 6, 2008 about Heckmann’s proposed business combination with China Water and Drinks, Inc.
(“China Water”). Heckmann may hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Heckmann’s securities or in the announcement concerning the proposed business combination with China Water. This slide show may also be distributed in print form to attendees of these presentations. The transaction described herein is subject to a number of risks and uncertainties, including, but not limited to, the satisfaction of certain conditions to the closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all.
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements related to the benefits of the transaction, the future financial performance of the surviving entity, the growth of the market for bottled water in China, expansion plans and opportunities, plans to increase production capacity, pending and future acquisitions by the surviving entity, and consolidation of the market for bottled water in China generally.
These forward-looking statements are based on information available to Heckmann and China Water as of the date of this filing and current expectations, forecasts and assumptions and involve a number of risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing Heckmann’s or China Water’s views as of any subsequent date and neither undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
Risks that could cause actual results to differ materially from those anticipated by the forward-looking statements contained herein include difficulties encountered in integrating the merged businesses and management teams, difficulty in completing targeted acquisitions or integrating them effectively, identifying and completing additional acquisitions needed to achieve growth targets, the adverse impact of competitive product announcements, revenues and operating performance, changes in overall economic conditions, competitors’ actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, control of costs and expenses, significant litigation, risks associated with international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation.
Information concerning risks, uncertainties, and additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in
Heckmann’s Form S-4 Registration Statement and Proxy Statement filed with the Securities and Exchange Commission, Heckmann’s Annual Report on Form 10-K for the period ended
December 31, 2007, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of Heckmann’s SEC filings, and China Water’s Annual Report on Form 10-K for the period ended December 31, 2007, as well as Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of China Water’s SEC filings.
This communication is being made in respect of the proposed transaction involving Heckmann and China Water.  Heckmann and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Heckmann’s stockholders to be held to approve the proposed business combination.  In connection with the proposed transaction, Heckmann has filed with the SEC a Registration Statement on Form S-4 containing a Proxy and Information Statement/Prospectus.  Stockholders of
Heckmann and other interested persons are advised to read Heckmann’s definitive Proxy Statement in connection with the forthcoming solicitation of proxies for the forthcoming special meeting because these proxy statements contain important information. Such persons can also read the Heckmann Annual Report and CW Annual Report, and subsequent or amended filings with the SEC, for a description of the security holdings of officers and directors of Heckmann Corporation and China Water, and their respective interests in the successful consummation of the proposed business combination.  The definitive Proxy Statement will be mailed to stockholders as of the record date established for voting on the business combination. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Heckmann Corporation, 75080 Frank Sinatra
Drive, Palm Desert, California 92211.  The documents can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Investment Highlights
Well recognized branded, OEM and private label product offerings
Key supplier of bottled water to Coca-Cola
®
in China since 1996
Six first-rate facilities across China serving 14 provinces and regions
Successful history of acquisitive growth and established platform for growth
Established distribution and sales force with access to over 3,600 distributors and retailers
Experienced management team with extensive long-term relationships throughout China
Heckmann Corp. is uniquely positioned to capitalize upon the opportunity
Pro forma for the acquisition, CWDK will have significant amount of liquidity to rapidly grow its operations and footprint
Existing CWDK investors, including Goldman Sachs and Pinnacle
Fund,
will stay
invested and convert their shares in CWDK and exchange them for Heckmann shares

3 Transaction Update

Provides Significant Liquidity
Pro forma cash on the balance sheet will be ~$380 million
Preserves significant cash to lessen reliance on volatile capital markets as the Company pursues its acquisition strategy
Strong Competitive Position
Significant cash position, and no debt, provides further flexibility to complete an aggressive growth strategy and increase market share in the rapidly growing Chinese water industry
Global financial crisis is good for the acquisition pipeline
– Increases acquisition targets/pipeline/speed of transactions
– Multiple contraction, pricing is down
– Opportunity to structure transactions with overleveraged players and financial institutions
Transaction Structure Highlights
Heckmann and China Water are ideally positioned, with no debt and ~$380 million in cash, to invest in a buyer's market.

Implied Valuation
($ in millions)
Post-Acquisition Heckmann Share Price
$8.00 $10.00 $12.00 $14.00 $16.00
Fully-Diluted Share Count (in millions):
Fully-Diluted Heckmann Shares 86.3 97.5 103.3 103.3 103.3
Shares Issued to China Water Shareholders 62.7 62.7 62.7 62.7 62.7
Total Fully Diluted Shares Post-Acquisition 149.1 160.3 166.1 166.1 166.1
Fully-Diluted Equity Value $1,192 $1,603 $1,993 $2,325 $2,658
2009E Adjusted Net Income for Contingent Payments
(1)(2)
$90 $90 $90 $90 $90
Incremental Interest Income on Additional Cash in Trust
(3)
$4 $4 $4 $4 $4
Pro Forma Adjusted Net Income $94 $94 $94 $94 $94
Implied Equity Value to 2009E Net Income 12.7x 17.1x 21.3x 24.8x 28.3x
Fully-Diluted 2009E EPS $0.63 $0.58 $0.56 $0.56 $0.56
Ownership Structure:
IPO Shareholders 45.4% 47.3% 48.2% 48.2% 48.2%
Heckmann Management 12.5% 13.6% 14.1% 14.1% 14.1%
China Water Selling Shareholders 42.1% 39.2% 37.8% 37.8% 37.8%
Note:  Fully-diluted share uses treasury stock method on all outstanding Heckmann warrants. Assumes 111.4 million CWDK shares outstanding.
(1)      Five acquisitions which the Company expects to close in 2008 are either under contract or in negotiations.
(2)      Reflects potential payments primarily to noteholders and certain others who are waiving or terminating special rights.
(3)      For illustrative purposes, assumes 4.0% interest income rate on incremental cash and 22.0% tax rate.

Sources Uses
Proceeds from trust $430.0 Refinance existing debt –
New debt – Cash to CWDK $45.0
CWDK seller equity 652.0 Equity to CWDK 652.0
Transaction expenses 40.0
Cash to balance sheet 345.0
Total Sources $1,082.0 Total Uses $1,082.0
Sources Uses
Proceeds from trust $430.0 Refinance existing debt –
New debt – Cash to CWDK $45.0
CWDK seller equity 502.0 Equity to CWDK 502.0
Transaction expenses 40.0
Cash to balance sheet 345.0
Total Sources $932.0 Total Uses $932.0
Transaction Structure
SOURCES & USES
Without $150 million Contingent Payments
SOURCES & USES
With $150 million Contingent Payments
~62.7 million Heckmann shares
issued to China Water
~22 million shares will be held by
Goldman Sachs, Pinnacle Fund &
Liberty Harbor
Certain shareholders will now
receive $45 million in cash instead
of the previous $165 million
All major China Water shareholders
who receive Heckmann shares will
have a Lock-up Agreement of up to
2 years
$150 million in contingent payments
will be made in either cash or stock
at Heckmann’s discretion
Contingent on $90 million of 2009
Adjusted Net Income
Note: Assumes contingent payments are paid in stock.

7 China Water & Drinks Industry Overview

Attractive Industry Dynamics
China represents a compelling growth opportunity for a well-capitalized and experienced operator.
Significant need for “safe” drinking water
–
A recent survey of 11 provinces found that over half of all water samples contained unacceptably high levels of bacteria
(1)
Significant opportunity for consolidation
–
Highly-fragmented market with over 250 producers
The need for a clean and reliable source of drinking water in China is a significant issue, and bottled water has been increasingly relied upon for basic necessities.
Tap water quality is generally unsuitable
–
Tap water in half of China’s major cities is polluted with industrial chemicals and fertilizers
(2)
–
Industrial wastewater treatment has not been completely established
700 million people drink contaminated water every day and 300 million of those people drink water that is unsafe
(3)
190 million Chinese suffer from water related illnesses each year
(4)
Bottled water has overtaken carbonated sweet drinks and is growing faster
(5)
(1) UNICEF.
(2) Report issued on July 17, 2007 by China’s State Environmental Protection Administration.
(3) Government report themed "China's Environment in 2006: Changes and Struggles.“
(4) Guardian News & Media.
(5) Euromonitor International, "Bottled Water in China", July 2007.

Underdeveloped Market
Even with recent strong growth rates, bottled water consumption in China has significant room to grow.
Source: Beverage Marketing Corporation and CIA World Factbook.
Note: GDP per capita defined as GDP at purchasing power parity divided by population.
Bottled Water Consumption – Liters Per Capita (2007)
259.7
204.8
201.8
149.5
135.5
126.1
110.9
107.9
28.8
33.0
13.7
120.0
United
Arab
Emirates
Mexico Italy Belgium France Germany Spain United
States
Hungary Global
Average
Global
Average
(2008 E)
China
2007E GDP
per Capita
(USD)
$55,200 $12,500 $31,000 $36,500 $33,800 $34,400 $33,700 $46,000 $19,500 $5,300

Significant Market Potential
3,981 Miles = Distance from Anchorage, AK to Miami, FL
– 336,815,000 = Population between these two points
3,757 Miles = Distance from Hong Kong, China to Dubai, UAE
– 3,099,224,560 = Population between these two points
The country and surrounding region represent a substantial opportunity for growth.
Source:  Beverage Marketing Corporation and Euromonitor.
UNITED STATES CHINA
POPULATION 303,598,000 1,321,851,888
BOTTLED WATER SALES(2008E) 37,000 (liters in millions) 15,000 (liters in millions)
BOTTLED WATER SALES(2008E) ~US$16 billion ~US$4.6 billion

Demand driven by
Growing need for “safe” drinking water
Improving living standards
Middle class expected to be greater
than 350 million by 2011
(1)
Uneven distribution of water resources
Increasing Domestic Demand
2,138
4,788
0
1,000
2,000
3,000
4,000
5,000
6,000
2002E 2007E
Rapid Growth of Consumption of Bottled Water in China
(in millions of gallons)
Source: Beverage Marketing Corporation.
(1) The McKinsey Quarterly, The value of China’s emerging middle class, 2006.
Historical & Projected Growth of Chinese Middle Class
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1985 1995 2005 2015 2025
Poor
(< 25,000 RMB)
Lower Middle Class
(25,001 - 40,000 RMB)
Upper Middle Class
(40,001 - 100,000 RMB)
Mass Affluent
(100,001 - 200,000 RMB)
Global Affluent
(>200,000 RMB)
Source: National Bureau of Statistics in China; McKinsey Global Institute analysis.

Competitive Landscape
Selected Competitors:
In September 2008, Coca-Cola announced plans to buy
Huiyuan Juice Group for $2.4 billion, the company's biggest
acquisition in China. Huiyuan, one of China's best-known
juice brands, generated total sales US$395 million in 2007.
The transaction represents a 42.1x multiple based on 2009E
consensus EPS
Hangzhou Wahaha sales from 1989 to 2007 had a CAGR of
47.3%.  The Hangzhou Wahaha Group was recently valued
at ~$6.7 billion by Wall Street research. The Wahaha JV,
majority owned by Danone, is the largest bottled water
company in China
Glaceau (Vitamin Water), purchased by Coca Cola in 2007
for $4.1 billion. 2006 Revenues were $356 million and 2007
revenues were estimated to be $700 million
In 2007 Nestle bought Swiss bottler Minerales Henniez for
$130 million. Minerales Henniez had net income of $4.7
million and a 5 year CAGR of -4.8%
Company
Estimated Revenue
(1)
Hangzhou Wahaha Group $1,062
Guangdong Robust Corp $400
Nongfu Spring Co $357
Coca-Cola China Ltd $240
China Water and Drinks $220
Shenzhen C'est Bon Food $131
Shenzhen Danone Health Beverage $69
Nestle China $47
Ting Hsin International Group (Master Kong) $29
Zhejiang Qiandaohu $7
Guangzhou Watson's Food $7
Shanghai Jinjiang Kirin $4
Others $1,227
Total
$3,800
($ in millions)
(1) Assumes the same percentage of off-trade value in 2007 as in 2006 based on
Euromonitor International, "Bottled Water in China", July 2007 and year-end exchange rate of 7.65.
Bottled Water Competitors:

There Are No “Pure” Water Investments
Here are “some” comparable companies:
Source: Company filings, IBES consensus estimates and Factset.
(1) Fully-distributed multiple based on 2009E Adjusted Net Income requirement of $90 million for contingent payments plus assumed incremental interest income associated with additional $120 million in cash due to transaction restructuring.  Assumes Heckmann Corp. stock price of $8.00 per share.
(US$ in million, except otherwise stated)
Share Price Equity Price / EPS
Company 8/30/2008 Value 2008E 2009E
Domestic listed China Food & Beverage Companies
Kweichow Moutai $20.48 $19,330 29.7x 22.8x
Yibin Wuliangye 2.75 10,458 35.7 26.7
Luzhoulaojiao 4.21 5,875 26.8 20.1
Yantai Changyu Pioneer Wine 9.22 4,622 35.8 26.6
Tsingtao Brewery 2.99 3,444 36.3 26.5
Beijing Yanjing Brewery 1.69 1,861 25.6 20.5
Inner Mongolia Yili 2.24 1,793 55.3 25.2
Shanghai Bright Dairy 0.85 886 36.8 37.2
Mean 35.3x 25.7x
Median 35.8 25.8
U.S. Listed Water, Filtration and Infrastructure
Companies in the U.S.
Pall Corp $40.61 $4,842 18.3x 16.4x
Millipore Corp 75.01 4,139 21.2 18.7
Pentair Inc 36.75 3,635 15.9 14.0
Itron Inc 103.58 3,554 29.9 23.8
Esco Technologies Inc 47.61 1,239 26.6 21.5
Polypore International Inc 27.43 1,216 28.9 23.8
Calgon Carbon Corp 21.33 868 39.4 30.4
Insituform Technologies 18.36 513 30.0 22.9
Mean 26.3x 21.4x
Median 27.8 22.2
Heckmann Corp with China Water & Drinks
(1)
12.7x

14 China Water & Drinks Business Overview

Products & Customers
Two main production lines
–
Bottle water (350 mL – 1,500 mL)
–
Carboy size water (18.9L)
Expansion opportunities include:
–
Super oxygenated water
–
Vitamin-enriched water
–
Mineral water
64%
34%
2%
Own Brands
OEM
Private label
2007 Revenue by brand
Branded Product
–
Primary “Darcunk” (Absolutely Pure) bottled
water
–
Continue to expand geographic reach of branded
product via acquisition
OEM
–
Coca-Cola
®
in China (2008 Olympics Supplier)
–
Uni-President
®
(Taiwan)
–
JianLiBao
®
(China)
–
Great Nature (China)
Private Label
–
Provide total solution, including bottle design,
production, packaging and delivery
–
Supply to Sands Macau Casino
79%
21%
Bottled Water
Carboy Size
2007 Revenue by product line

Production Facilities
First-rate 5-stage filtration and purification
process
Plants are independently audited for
–
Quality control
–
Compliance in procedures
–
Standards
–
Hygiene
Shenyang
Changchun
Nanning
Zhanjiang
Feixian
Guangzhou
JV (China Bottles)
Fully integrated and automated production
process
All facilities meet government hygiene
standards
Meets Coca-Cola’s high standards
Facilities highlights
Annual Capacity - Annual Capacity -
Location Small Bottles Carboy Bottles
Guangzhou 178.5 million 3.4 million
Feixian 260.1 million 6.8 million
Changchun 178.5 million 3.4 million
Zhanjiang 178.5 million 3.4 million
Nanning 192.2 million 2.1 million
Shenyang 151.0 million 2.1 million
Total - Current 1,138.8 million 21.2 million
Beijing
(1)
247.1 million 8.2 million
Changsha, Hunan 178.5 million –
Harbin, Heilongjiang 329.5 million 3.4 million
New Capacity in 2008 755.1 million 11.6 million
Total - Pro Forma 1,893.9 million 32.8 million
Note: New facilities denoted in yellow on the map to the left.
(1) Acquisition of a plant under construction.
Beijing
Changsha
Harbin
Existing facilities
Acquisitions expected to be completed by end of 2008

Experienced Management Team
Mr. Richard Heckmann (Chairman & CEO: Heckmann Corp)
Former Chairman & CEO of US Filter
Former Chairman & CEO of K2 Inc.
Co-owner of the Phoenix Suns
Mr. Hongbin Xu (Founder & CEO: China Water & Drink)
Former government official managing water resources
More than 10 years of experience in the bottled water industry
Graduated from the Water Resource Institute of QingHai Province
Mr. Jack Guo (CFO: China Water & Drinks)
More than 7 years of Wall Street investment banking experience
Dedicated the last three and a half years working with clients in the industrial sector
Extensive knowledge of corporate finance
Fluent in both Chinese and English
Mr. Brian Anderson (CFO: Heckmann Corp)
Former Director of Business Development and Director of Financial Accounting at K2 Inc.
Former Corporate Controller at US Filter
Former Corporate Controller for Wheelabrator Engineered Systems division of Waste
Management which was acquired by US Filter

18 China Water & Drinks Financial Summary

Recent Financial Results
The six months ended June 30, 2008 resulted in
a period of significant growth for CWDK.
Revenues increased $29.2 million, or 156%, to
$47.9 million, from $18.7 million for the same
period in 2007
CWDK produced approximately 460 million liters
of bottled water, compared to approximately 205
million liters in the first half of 2007, a 124%
increase
Introduction of a new product, “high oxygen
water,” contributed over 5% of second quarter
2008 revenue
Organic growth of bottled water products
benefited from the automation of CWDK’s
production lines in the 2H 2007
Other
3%
Carboy-sized
bottled water
16%
Bottle-sized
water
81%
Other
3%
OEM
18%
Own-brand /
private labels
79%
Revenue by Product Category
Revenue by Source Category
Source: Company filings.
Note: Results reflect 6 months ended 6/30/08 period.
“Other” category consists of sales of excess pre-forms and PET raw materials.

Historical Financial Summary
Operating statistics
Source: Company filings, management estimates.
(1) Adds back one-time non-cash adjustment of $2.6 million.
(2) Adjusted for non-cash stock-based comp expense of $28 million related to the make good escrow agreement and amortization of approx. $6.3 million relating to a beneficial conversion feature recorded in connection with the issuance of convertible notes.
(3) Pro forma for the Grand Canyon acquisition.
($ in 000s)
PF First Half
2005 2006
(1)
2007 2008
(2)(3)
Revenue $27,680 $35,700 $56,773 $59,271
Gross Margin 29.0% 32.6% 34.2% 37.6%
Operating Income $6,969 $8,530 $17,523 $17,300
Operating Margin 25.2% 23.9% 30.9% 29.2%
Net Income $6,969 $8,815 $19,468 $23,468
Net Profit Margin 25.2% 24.7% 34.3% 39.6%
Year Ended December 31,
PF First Half
(units in millions)
2005 2006 2007
2008
(3)
Bottled water 297.3 337.4 647.1 552.2
% change 13.5% 91.8%
Carboy 9.1 11.6 14.0 10.3
% change 27.5% 20.7%
Year Ended December 31,

2008 1st Half Growth Accelerating
$18.7
$47.9
$5.6
$14.6
$34.7
$59.3
$7.5
$23.5
2007 2008 2007 2008 2007 2008E 2007 2008E
($ in millions)
Actual (Unaudited)
($ in millions)
Pro Forma with Acquisitions
Revenue
Net Income Revenue
Net Income
(1)
(1)
(1) Adds back one-time transaction, legal and financing expenses and other charges.
(1)

Balance Sheet Highlights
Strong balance sheet to fund expansion.
Source: Company filings.
Pro Forma
2006 2007 6/30/2008
Cash $1,836,000 $10,868,000 $381,639,000
Current Assets 18,386,000 53,418,000 439,033,000
Total Assets 26,062,000 99,294,000 978,962,000
Current Liabilities 19,343,000 21,060,000 23,840,000
Total Liabilities 19,506,000 21,327,000 44,559,000
Total Debt 192,000 380,000 146,000
Total Stockholders' Equity 6,556,000 77,450,000 931,190,000
Year Ended December 31,

WD
AMERICAN WATER
CALGON
CALGON CARBON CORPORATION
Insituform

38.1%
12.9%
9.1%
5.9%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
First Half 2008 – Cash from Operations as % of Revenue
Source: Company filings.
(1) Adjusted for one-time and non-cash charges and pro forma for acquisitions.
(1)
Unparalleled Cash Generation

24 Heckmann Overview

USFilter

K2

Rawlings

WORTH

Völkl

Marmot

MARKER

PHOENIX SUNS

Heckmann’s Operating Experience
ORGANIZATION YEARS COMMENTS
1990 – 1999 Created the largest water treatment company in the United States
Founded US Filter by acquiring a sand filtration company (American Toxxic) with a group of investors for $1.6 million
Grew organically and through over 200 acquisitions from $23 million in 1991 in revenue to $5.5 billion
(annualized) in 1999
US Filter compounded growth over 100% annually for eight consecutive years
Sold Company to Vivendi in 1999 for $8.1 billion
2000 – 2007 Chairman & CEO of leading manufacturer of branded sports product equipment
Heckmann became CEO in 2002 after arranging $25 million of rescue financing which allowed K2 to avoid potential bankruptcy. The market cap at the time was ~$115 million
Executed a strategy of acquiring premium brands that had fallen out-of-favor (such as Rawlings
Baseball and Völkl skis)
Grew organically and through 28 acquisitions from $582 million in revenue in 2002 to $1.4 billion in
2006
Sold Company to Jarden Corp in 2007 for $1.2 billion
2004 –
Present
Co-owner
Under current ownership group, the team went from 6
th
in the Pacific Division in 2004 to division
champions in 2005, 2006 and 2007
Team was at the bottom of the league (26
th
)
in
attendance when current ownership took control and
is now in the top five of the league

USFilter

CAGR: 102%
CAGR: 105%
CAGR: 104%
CAGR: 116%

$205
$88
$35
$15
$2
$5
($4)
$1
1991 1992 1993 1994 1995 1996 1997 1998
$106
$46
$20
$8
$5
$4
($4)
$0
1991 1992 1993 1994 1995 1996 1997 1998
$3,235
$1,377
$473
$272
$148
$101
$41
$23
1991 1992 1993 1994 1995 1996 1997 1998
$298
$132
$58
$27
$8 $8 ($3)
$2
1991 1992 1993 1994 1995 1996 1997 1998
Delivering Value –
Revenues
($ in millions)
EBITDA
(1)
($ in millions)
Operating Income
($ in millions)
Net Income
($ in millions)
1999 PF
annualized
revenues of
$5.5bn
Note: Financials per public filings and Wall Street estimates.
A consistent history of improved performance.
(1) Defined as operating income plus depreciation & amortization excluding one-time charges.

Dick Heckmann – The Story
Significant Value Creation
(Market Capitalization and Stock Price)
Through over 250 acquisitions, US Filter became the global leader in the water-treatment business with annualized revenue exceeding $5.5 billion.
1990 1991 1999
Heckmann bought US
Filter for $1.6 million
(~40% of company)
Sold to Vivendi for $8.1
billion enterprise value
($6.2 billion of equity)
$4 mm
$6.2 bn
1998
–––––––––
Completed over 250 acquisitions
Acquisitions expanded offerings,
technologies, geographies and
customers to create a one-stop shop
Market Capitalization Stock Price
$2.63
$31.50

A Unique and Compelling Opportunity
You know:
– The largest automobile company in the world
– The largest steel company in the world
– The largest toy company in the world
Who is the largest water company in the world?
No argument about demand
No argument about need
–You need 14,381 bottles of water to make 8 ounces of beef
(1)
–You need 1,821 bottles of water to make an 8 ounce serving of rice
(1)
Arguably the largest and most important industry in the world - - -
and it is almost impossible to invest in.
(1) From Summit Global “Introduction to Water Investing”.
You can live without all of these things...
…5 days without water and you are a DEAD DUCK